EXECUTION VERSION

                ASSIGNMENT, ACCEPTANCE AND AMENDMENT AGREEMENT
                              DATED APRIL 17, 2000

            Reference is made to the letter loan agreement dated as of November 1, 1999 (as amended, renewed, extended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) between North American Vaccine, Inc., a Canadian corporation (the "BORROWER"), and Bank of America, N.A. (the "ORIGINAL LENDER").

            WHEREAS, the Original Lender wishes to sell and assign all of its rights and obligations under the Loan Documents to BioChem Pharma Inc., a Canadian corporation (the "NEW LENDER"), and the Borrower wishes to consent to such sale and assignment upon the terms set out herein; and

            WHEREAS, upon such sale and assignment, the Original Lender will release the Guaranty and the Guarantor will release the Reimbursement Agreement on the terms set out herein.

            NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree, with effect from the Effective Date (as defined in Section 1), as follows:

            1. Upon receipt of the Payoff Amount (as defined below) by the Original Lender in immediately available funds delivered in accordance with wiring instructions delivered by the Original Lender to the New Lender (or its representatives), the Original Lender hereby agrees to sell and assign, without recourse and without representation or warranty (except as to the representations and warranties expressly made by Original Lender in paragraph 2 below) to the New Lender, and the New Lender hereby agrees to purchase and assume from the Original Lender, all of the Original Lender's rights and obligations under the Credit Agreement and the other Loan Documents. The Borrower hereby consents to such sale and assignment from the Original Lender to the New Lender. This Agreement shall become effective on April 17, 2000 (the "EFFECTIVE DATE"). The aggregate amount owed to the Original Lender with respect to the Loans (inclusive of principal, interest, commitment fees, other fees, expense reimbursements and all other amounts owed to the Original Lender in respect to such indebtedness) through and including the Effective Date is US$19,549,190.40 (the "PAYOFF AMOUNT"). In the event that the Payoff Amount is not received on or prior to 4:00 p.m. (Charlotte, North Carolina time) on April 17, 2000, the Loans will continue to accrue interest (at the Base Rate plus 2%) at a per diem amount of US$5933.58 for each day after April 17, 2000 that the Original Lender has not received payment in full prior to 4:00 p.m (Charlotte, North Carolina time) in immediately available funds in accordance with the wiring instructions delivered by the Original Lender. After giving effect to such sale and assignment, the amount of the Loans owing to the New Lender will be US$19,549,190.40.

            2. The Original Lender (i) represents and warrants that it is the legal and beneficial owner of the interest or interests being assigned by it hereunder; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

            3. The New Lender (i) confirms that it has received a copy of the Credit Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Original Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; and (iii) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as the Lender.

            4. (i) The New Lender shall be a party to the Credit Agreement and the other Loan Documents and, to the extent provided in this Agreement, have the rights and obligations of the Lender thereunder and (ii) the Original Lender shall, to the extent provided in this Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents (other than its rights under the Loan Documents that are specified under the terms of such Loan Documents to survive the payment in full of the obligations of the Borrower under the Loan Documents to the extent any claim thereunder relates to an event arising prior to the Effective Date) and the Original Lender shall cease to be a party thereto.

            5. From and after the Effective Date, the Borrower shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the New Lender. The Original Lender and the New Lender shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date.

            6. On the Effective Date, without any action on the part of the Guarantor or the Borrower, (i) the Guaranty will be terminated and the Guarantor unconditionally and irrevocably released, and (ii) the Reimbursement Agreement, the Security Agreement dated November 1, 1999 between the Guarantor and the Borrower and the Patent and Trademark Assignment and Security Agreement, dated November 1, 1999 between the Guarantor and the Borrower will each be terminated and the Borrower unconditionally and irrevocably released. The parties further agree that the Guarantor is a party to this Agreement solely for the purposes of this Section 6, and the Guarantor shall have no rights or liabilities under this Agreement other than those set out in this Section 6 and Sections 12 and 13.

            7. Immediately following the sale and assignment under Sections 1 to 5, and the releases and terminations under Section 6, the New Lender, Dr. Phillip Frost ("FROST") and the Borrower agree that the Credit Agreement shall be assigned as set forth in Part I of Schedule A and amended as set forth in
Part II of Schedule A.

            8. The Borrower represents and warrants to each of the New Lender and Frost as follows:

            (1) the representations and warranties contained in each Loan Document are correct on and as of the date hereof, after giving effect to this Agreement, as though made on and as of the date hereof, other than any such representations or warranties that by their terms, refer to a specific date, in which case, as of such specific date; and

            (2) no Default or Event of Default which has not been waived has occurred and is continuing under the Credit Agreement, as amended hereby, or would result from this Agreement or the consummation of the transactions contemplated hereby.

            9. Without prejudice to any Default or Event of Default arising after the date hereof:

            (3) with respect to any Default or Event of Default (other than one under Section 5(k) of the Credit Agreement) which is continuing, which event does not have a grace or cure period and which event arose on or before the date hereof, the New Lender and Frost hereby waive their respective rights under the last paragraph of Section 5 of the Credit Agreement; and

            (4) with respect to any Default or Event of Default (other than one under Section 5(k) of the Credit Agreement) which is continuing, which event has a grace or cure period and which event arose on or before the date hereof, such grace or cure period shall be deemed to commence on the date hereof.

            10.   (a)   Each reference in the Credit Agreement to "this
                        Agreement", "hereunder", "hereof" or words like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to "the
                        Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit
                        Agreement, as amended by this Agreement.

                  1 The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (2) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy by the New Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  (a) This Agreement shall become effective on the Effective Date; provided that the Effective Date shall be deemed modified to be the actual date of the sale and assignment to the extent the parties do not close on April 17, 2000.

                  (b) The Borrower agrees to pay on demand all costs and expenses of the Original Lender and the New Lender in connection with the preparation, execution, delivery and administration, modification and amendment of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Original Lender and the New Lender) in accordance with the terms of Section 6(i) of the Credit Agreement. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, and agrees to hold the New Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  (c) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (d) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

                                    THE ORIGINAL LENDER

                                    BANK OF AMERICA, N.A. as Original Lender

                                    By:  /s/ Larry [illegible]
                                        --------------------------------------
                                          Title: Principal
                                          Date:  April 17, 2000


                                    THE NEW LENDER

                                    BIOCHEM PHARMA INC. as New Lender

                                    By:  /s/ Fred Andrew
                                        --------------------------------------
                                          Title: Chief Financial Officer
                                          Date:  April 17, 2000


                                    By:  /s/ Charles-A. Tessier
                                        --------------------------------------
                                          Title: Vice President Legal Affairs &
                                                  General Counsel
                                          Date:  April 17, 2000


                                    THE BORROWER

                                    NORTH AMERICAN VACCINE, INC. as Borrower

                                    By:  /s/ Randal Chase
                                        --------------------------------------
                                          Title: President and Chief Executive
                                                  Officer
                                          Date:  April 17, 2000

                                    THE GUARANTOR

                                    BAXTER INTERNATIONAL INC. as Guarantor

                                    By:  /s/ Timothy B. Anderson
                                        --------------------------------------
                                          Title: Group Vice President
                                                  Corporate Strategy and
                                                  Development
                                          Date:  April 17, 2000


                                    FROST
                                           /s/ Phillip Frost, M.D.
                                    ----------------------------------------
                                          Dr. Phillip Frost
                                          Date:  April 17, 2000

                                   SCHEDULE A
                                     PART I

                         ASSIGNMENT OF CREDIT AGREEMENT

            1. In consideration of the sum of US$1 paid by Frost to the New Lender (the receipt and sufficiency of which is hereby acknowledged), the New Lender hereby sells and assigns, without recourse except as to the representations and warranties made by it herein, to Frost, and Frost hereby purchases and assumes from the New Lender, an interest in and to the New Lender's rights and obligations under the Credit Agreement as of the date hereof as specified below:

            Amount of Commitment Assigned:      $5,000,000
            Amount of Loans Assigned:           $0

After giving effect to such sale and assignment, the amount of the Loans owing to the New Lender will be US$19,549,190.40.

            2. The New Lender (i) represents and warrants that it is the legal and beneficial owner of the interest or interests being assigned by it under the Assignment, Acceptance and Amendment Agreement dated April 17, 2000 and that such interest or interests are free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

            3. Frost (i) confirms that he has received a copy of the Credit Agreement, together with such other documents and information as he has deemed appropriate to make his own credit analysis and decision to enter into this Agreement; (ii) agrees that he will, independently and without reliance upon the New Lender and based on such documents and information as he shall deem appropriate at the time, continue to make his own credit decisions in taking or not taking action under the Credit Agreement; and (iii) agrees that he will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by him as the Lender to the extent of the obligations assumed by him under this Agreement.

            4. (i) Frost shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of the Lender thereunder and (ii) the New Lender shall, to the extent provided in this

Agreement, relinquish its rights and be released from its obligations under the Credit Agreement (other than its rights and obligations under the Loan Documents that are specified under the terms of such Loan Documents to survive the payment in full of the obligations of the Borrower under the Loan Documents to the extent any claim thereunder relates to an event arising prior to the Effective
Date).

            5. The Borrower shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to Frost.

            6. It is the intention of the New Lender, the Borrower and Frost that Frost shall not have any right or interest in or to any of the Security Agreement, the IP Security Agreement and the Pledge Agreement (the "SECURITY DOCUMENTS"). The New Lender agrees with Frost that, to the extent the New Lender receives or realizes any proceeds under or in respect of the Security Documents or the collateral covered thereby or subject thereto, the New Lender shall, after deduction of all reasonable costs and expenses incurred by the New Lender in the realization of such proceeds, pay to Frost an amount equal to Frost's Share of such net proceeds. For the purpose of this paragraph, "FROST'S SHARE" shall mean the result (expressed as a percentage) of dividing the aggregate outstanding principal amount of Loans made by Frost by the aggregate outstanding principal amount of all Loans made by the New Lender and Frost, in each case calculated on the date of receipt of such proceeds by the New Lender. New Lender covenants and agrees for the benefit of Frost that, upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, it will take all commercially reasonable action to enforce the Lender's rights thereunder.

                                   SCHEDULE A
                                     PART II

                         AMENDMENTS TO CREDIT AGREEMENT

      3. In the first paragraph, the words "BANK OF AMERICA, N.A. ("LENDER") is" shall be deleted and replaced with the words "BIOCHEM PHARMA INC. ("LENDER") and DR. PHILLIP FROST ("FROST") are"

      4. Section 1(a) (other than the heading) shall be deleted in its entirety and replaced with the words:

            "Subject to the terms and conditions set forth herein, Lender and Frost, on a several (and not joint) basis, agree to make available to Borrower until the Maturity Date a revolving line of credit providing for loans ("LOANS") in an aggregate principal amount not exceeding at any time US$45,000,000; PROVIDED, HOWEVER, Lender shall not be obligated to make Loans in an aggregate principal amount exceeding US$40,000,000 (the "BIOCHEM COMMITMENT") and Frost shall not be obligated to make Loans in an aggregate principal amount exceeding US$5,000,000 (the "FROST COMMITMENT", and together with the BioChem Commitment, the "COMMITMENTS" and each a "COMMITMENT ") and PROVIDED FURTHER, HOWEVER, that Frost shall not, and shall not be obligated to, make any Loans hereunder until the BioChem Commitment has been drawn down in full by the Borrower and remains outstanding. Subject to the foregoing limits, Borrower may borrow, repay and reborrow Loans with until the Maturity Date.".

      5. Section 1(b) (other than the heading) shall be deleted in its entirety and replaced with the words:

            "Borrower may request that Loans be made by irrevocable notice to be received by Lender or Frost (as the case may be) not later than 11:00 a.m. on the third Business Day before the day of the proposed Loan, or such shorter period as Lender or Frost (as the case may be) may agree. Such request may not be made as more frequently than weekly, and shall be accompanied by details of the proposed use by Borrower of such Loan.".

      6. The first two paragraphs of Section 1(c) (other than the heading) shall be deleted in their entirety and replaced with the words:

            "Interest on the unpaid principal amount of each Loan shall accrue monthly from the date of the making thereof until the principal amount thereof shall be repaid in full at a rate of 15% per annum and shall be payable monthly in arrears and on the repayment or maturity of each Loan, by acceleration or otherwise.".

      7. In Section 1(c), in the third paragraph, the words "Base Rate" shall be deleted and replaced with the words "rate specified in the preceding paragraph".

      8. In Section 1(c), in the fourth paragraph, after the word "Lender" the words "or Frost" shall be added.

      9. In Section 1(d) the first sentence shall be deleted in its entirety and replaced with the words:

            "The Loans and all payments thereon shall be evidenced by Lender's and Frost's (as the case may be) loan accounts and records; PROVIDED, HOWEVER, that upon the request of Lender or Frost (as the case may be), the Loans of Lender or Frost (as the case may be) may be evidenced by grid promissory notes (each a "NOTE") in the form of EXHIBIT B hereto, instead of or in addition to such loan accounts and records.".

      10. In Section 1(e), paragraphs (i) and (ii) shall be deleted in their entirety and replaced with the words:

            "(i) BIOCHEM DEFERRED FUNDING FEE. The Borrower shall pay to Lender a deferred funding fee of $10,000,000 on the Maturity Date.

            (ii) FROST DEFERRED FUNDING FEE. Providing at least one Loan has been made by Frost on or before the Maturity Date, the Borrower shall pay to Frost a non-assignable and non-transferrable deferred funding fee of $1,250,000 on the Maturity Date.

            (iii) FROST COMMITMENT FEE. If no Loan has been made by Frost on or before the Maturity Date, the Borrower shall pay to Frost a commitment fee of $50,000 on the Maturity Date.".

      11. In Section 1(f), the second paragraph shall be deleted in its entirety and replaced with the words:

            "Borrower shall make (i) all payments to Lender required hereunder not later than 1 p.m. on the date of payment in same day funds in United States Dollars to the bank of Lender located at Royal Bank of Canada, 3100 Le Carrefour Blvd, Laval, Quebec Canada, H7T 2K2, transit number: 02301, account number: 406-610-6 or such other bank or address as Lender may from time to time designate in writing and
            (ii) all payments to Frost required hereunder not later than 1 p.m. on the date of payment in same day funds in United States Dollars to the bank of Frost located at such bank or address as Frost may from time to time designate in writing.".

      12.   In Section 1(f):

            (1) in the third paragraph, each occurrence of the word "Lender" shall be deleted and replaced with the words "Lender or Frost (as the case may be)"; and

            (2) in line fourteen, after the words "is organized" the words "or resident" shall be added.

      13. Section 1(g) shall be deleted in its entirety and replaced with the words:

            "PREPAYMENTS. Borrower may, upon same-day notice, prepay the Loans on any Business Day. Prepayments must be accompanied by a payment of interest on the amount so prepaid. Prepayments must be in a principal amount of at least $500,000 or a multiple of $100,000 in excess thereof. If any prepayment is made at a time when Loans from Lender and Frost are outstanding, such prepayment of principal and interest shall be paid to Lender and Frost pro rata to the aggregate outstanding amount of their respective Loans".

      14. In Section 2(c), paragraph (i), the words "and Guarantor" shall be deleted and replaced with the words "or Frost".

      15. In Section 3, in the first line, after the word "Lender" the words "and Frost" shall be added.

      16.   In Section 3(f):

            (1)   in the first line, the word "solely" shall be deleted; and

            (2) in the second line, after the word "Borrower" the words "or for such other purposes as Lender or Frost (as the case may be) may approve" shall be added.

      17. In Section 3(j), in the first line, after the word "Lender" the words "or Frost" shall be added.

      18.   In Section 3(l) the words "and Guarantor" shall be deleted.

      19. In Section 4(a), in the first line, after the word "Lender" the words "and, if Frost shall so request, to Frost" shall be added.

      20. Section 4(b)(ii) shall be deleted in its entirety and replaced with the words:

            "(ii) comply with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970, Environmental Laws and Environmental Permits, in each case the violation of which could result in a Material Adverse Effect.".

      21. In Section 4(b)(v) after the word "Lender" the words "and Frost" shall be added.

      22.   In Section 4(b)(vi):

            (1) in the first line, the words "and (B)" shall be deleted and replaced with the words ", (B) all of its stock and other collateral subject to the Pledge Agreement and (C);

            (2) in the fourth line, after the word "Lender" the words "and Frost" shall be added;

            (3) in the fifth line, after the words "IP Security Agreement" the words ", the Pledge Agreement" shall be added; and

            (4)   in the last line, the word "and" shall be deleted.

      23. In Section 4(b)(vii) the full stop at the end shall be deleted and replaced with the words "; and", and the following paragraphs shall be added:

            "(viii) preserve and maintain its existence and legal structure, provided, however, that the Borrower and its Subsidiaries may consummate any merger or consolidation permitted under
                     Section 4(c) (iii); and

            (vix) keep true records and books of account in which entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles, to the extent applicable, applied on a consistent basis.".

      24. In Section 4(c)(i) the full stop at the end shall be deleted and replaced with the words " and (C) Indebtedness in an aggregate amount of up to $5,000,000 provided such Indebtedness is subordinated to the Indebtedness under the Loan Documents in a manner reasonably satisfactory to Lender and Frost".

      25. In Section 4(c), paragraph (iii), the words "(other than Guarantor or any Affiliate Guarantor)" shall be deleted.

      26.   After Section 4(c)(xii) the following paragraphs shall be added:

            "(xiii) ORGANIZATIONAL DOCUMENTS. Amend, modify, restate or supplement its Certificate of Incorporation or Bylaws if such action could reasonably be expected to adversely affect the rights of the Lender under the Credit Agreement, the IP Security Agreement, the Pledge Agreement or the Security Agreement.

            (xiv) SUBSIDIARIES. Form, create or acquire any Subsidiary or permit any Person other than the Borrower or a wholly owned Subsidiary to hold an equity interest in any Subsidiary, other than pursuant to the Pledge Agreement.

            (xv) PARTNERSHIPS, ETC. Become a general partner in any general or limited partnership or joint venture other than any Subsidiary the sole assets of which consist of its interest in such partnership or joint venture."

      27. In Section 5(g) after each occurrence of the word "Lender" the words "and Frost" shall be added.

      28. Section 5(h) shall be deleted in its entirety and replaced with the words "Intentionally Omitted".

      29. In Section 5(m) after the words "any party thereto" the words "or terminated automatically in accordance with its terms; PROVIDED, HOWEVER, that (i) if the date by when the Effective Time (as defined in the North American Vaccine Acquisition Agreement) shall have occurred has been extended pursuant to Section 9.01(b) of the North American Vaccine Acquisition Agreement, it shall not be an Event of Default under this Section 5(m) until such extended date; or (ii) in any other circumstance, it shall not be an Event of Default under this Section 5(m) until 15 calendar days have elapsed" shall be added.

      30. In Section 5(o) the full stop at the end shall be deleted and replaced with the words "; or", and the following paragraph shall be added:

            "(p)  Rejection by UK authorities of NeisVac-C(TM)application.".

      31.   In the last paragraph of Section 5:

            (1) the words "Upon the occurrence of an Event of Default, Lender may declare the Commitment to be terminated, whereupon the Commitment shall be terminated," shall be deleted and replaced with the words:

                  "Upon the occurrence of an Event of Default, which Event of Default (other than any of the events specified in Sections 5(i),(j) or (m) above)) has not been cured within 10 calendar days thereof, Lender or Frost may declare its or his respective Commitment to be terminated, whereupon such Commitment shall be terminated,"; and

            (2) in line eight, the word "Commitment" shall be deleted and replaced with the word "Commitments".

      32. In Section 6(b) the words "Charlotte, North Carolina" shall be deleted and replaced with the words "Quebec, Canada".

      33. Sections 6(c) and (d) shall be deleted in their entirety and replaced with the words "Intentionally Omitted".

      34.   In Section 6(f):

            (1) in the second line, after the word "Lender" the words "or Frost (as the case may be)" shall be added;

            (2) in the fourth line, after the word "Lender" the words "and Frost" shall be added; and

            (3) in the second line, after the word "Lender" the words "or Frost (as the case may be)" shall be added.

      35.   In Section 6(h):

            (1) in the third line, after the word "LENDER" the words "OR FROST (AS THE CASE MAY BE)" shall be added;

            (2) in the ninth line, the words "(B) GUARANTOR OR (C)" shall be deleted and replaced with the words "OR (B)"; and

            (3) the final two sentences shall be deleted and replaced with the words:

                  "Borrower agrees to execute any documents reasonably requested by Lender or Frost (as the case may be) in connection with any such assignment. All information provided by or on behalf of Borrower to Lender or its affiliates or Frost may be furnished by Lender or Frost to Lender's affiliates and to any actual or proposed assignee or participant.".

      36. In Section 6(i) after each occurrence of the word "Lender" the words "or Frost (as the case may be)" shall be added.

      37. In Section 6(m) the word "AND LENDER" shall be deleted and replaced with the words ", LENDER AND FROST" shall be added.

      38.   In Exhibit A, the following definitions shall be deleted:

            Base Rate
            Base Rate Loan
            Breakage Costs
            Federal Funds Rate

            Guaranty Event of Default
            Guaranty Obligation
            Interest Period
            Loan Documents
            Maturity Date
            Offshore Rate
            Offshore Rate Loan;

            and the following definitions shall be added:

            Environmental Law:      Any Federal, state, local or foreign
                                    statute, law, ordinance, rule,
                                    regulation, code, order, writ, judgment, injunction or decree or any judicial or agency interpretation, policy or guidance
                                    (in the case of the latter, only to the
                                    extent compliance is legally compulsory) relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

            Environmental Permit:   Any permit, approval, identification
                                    number, license or other authorization
                                    required under any Environmental Law.

            Hazardous Materials:    (a) Petroleum or petroleum products,
                                    by-products or breakdown products,
                                    radioactive materials,
                                    asbestos-containing materials,
                                    polychlorinated biphenyls and radon gas
                                    and (b) any other chemical, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any
                                    Environmental Law.

            Loan Documents:         This Agreement, the Security Agreement,
                                    the IP Security Agreement, the Pledge
                                    Agreement and any promissory note,
                                    certificate, fee letter, financing
                                    statement and other instrument, document or agreement delivered in connection with this Agreement or the Security Agreement or the IP Security Agreement or the Pledge Agreement.

            Maturity Date:          June 30, 2000, or such earlier date on
                                    which the Commitments may terminate in
                                    accordance with the terms hereof,
                                    provided, HOWEVER, that (i) if the date
                                    by when the Effective Time (as defined in the North American Vaccine Acquisition
                                    Agreement) shall have occurred has been
                                    extended pursuant to Section 9.01(b) of
                                    the North American Vaccine Acquisition
                                    Agreement to a date after June 30, 2000, the Maturity Date shall be deemed to be extended to such later date, or (ii) if a Default under Section 5(m) has occurred and the grace period under such Section has not expired on or before June 30, 2000, the Maturity Date shall be deemed to be extended to the end of such grace period.

            Pledge Agreement:       The Pledge Agreement, if any, between the
                                    Borrower and Lender with respect to
                                    certain stock of Borrower and its
                                    Subsidiaries.

      39.   In Exhibit A, in the definition of Business Day:

            (1) the words "State of North Carolina" shall be deleted and replaced with the words "Quebec, Canada"; and

            (2) the words "and, if such day relates to any Offshore Rate Loan, means any such day on which dealings in dollar deposits are conducted by and between banks in the offshore dollar interbank market" shall be deleted.

      40. In Exhibit A, in the definition of Change of Control, the full stop at the end shall be deleted and replace with the words "or (d) upon the completion of the North American Vaccine Acquisition."

      41. In Exhibit A, in the definition of North American Vaccine Acquisition Agreement, the words "Agreement and Plan of Merger to be" shall be deleted and replaced with the words "Share Exchange Agreement dated as of November 17, 1999, as amended by Amendment No. 1 to Share Exchange Agreement dated as of April 17, 2000".

      42. In Exhibit A, in the definition of Principal Shareholder, the words "Guarantor," shall be deleted.

      43. Exhibit B shall be deleted in its entirety and replaced with the attached Exhibit.

*

                                          EXHIBIT TO SCHEDULE A TO ASSIGNMENT,
                                            ACCEPTANCE AND AMENDMENT AGREEMENT

                             FORM OF PROMISSORY NOTE

$[40][5],000,000                                         Dated: April __, 2000

            FOR VALUE RECEIVED, the undersigned, NORTH AMERICAN VACCINE, INC., a Canadian corporation ("BORROWER"), hereby promises to pay to the order of [BIOCHEM PHARMA INC. ("LENDER")] [DR. PHILIP FROST ("FROST")] the principal sum of [FORTY] [FIVE] Million Dollars (US$ [40] [5],000,000) or, if less, the aggregate unpaid principal amount of all Loans made by [LENDER] [FROST] to Borrower pursuant to the letter agreement dated as of November 1, 1999 between Borrower and Bank of America, N.A.("BOA"), as assigned and amended pursuant to the assignment, acceptance and amendment agreement dated April ___, 2000 between Borrower, Lender, Frost, BoA and Baxter International Inc. (as so assigned and amended, and as it may be otherwise amended, restated, extended, supplemented or otherwise modified from time to time, the "AGREEMENT") on the Maturity Date.

            [Lender][Frost] is authorized to endorse the amount and the date of each Loan made by [Lender][Frost] and each payment of principal with respect thereto on the schedule annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; PROVIDED that any failure to so endorse such information on such schedule or continuation thereof or any error in doing so shall not limit or otherwise affect any obligation of Borrower under the Agreement or this promissory note.

            This promissory note is one of the Notes referred to in, and is entitled to the benefits of, the Agreement, which Agreement, among other things, contains provisions for acceleration of the maturity of the Loans evidenced hereby upon the happening of certain stated events and also for prepayments on account of principal of the Loans prior to the maturity thereof upon the terms and conditions therein specified.

            Unless otherwise defined herein, terms defined in the Agreement are used herein with their defined meanings therein. This promissory note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                          NORTH AMERICAN VACCINE, INC.


                                          By:   ___________________________
                                                Name:
                                                Title:


                                 ADVANCES AND PAYMENTS OF PRINCIPAL
=============================================================================================================

                                            AMOUNT OF                UNPAID
                           AMOUNT OF      PRINCIPAL PAID            PRINCIPAL         NOTATION
         DATE               LOAN            OR PREPAID               BALANCE           MADE BY
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

=============================================================================================================

                                                    A-13